Summary Prospectus January 1, 2022
Avantis® Core Municipal Fixed Income Fund

Institutional Class: AVMUX	G Class: AVFNX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at avantisinvestors.com/docs. You can also get this information at no cost by calling 833-9AVANTIS or sending an email request to prospectus@avantisinvestors.com. The fund’s prospectus and other information are also available from financial intermediaries through which shares of the fund may be purchased or sold.

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated January 1, 2022 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated August 31, 2021. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks current income that is exempt from federal income tax.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	G Class
Management Fee	0.15%	0.15%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.15%	0.15%
Fee Waiver	None	0.15%¹
Total Annual Fund Operating Expenses After Waiver	0.15%	0.00%
1     The advisor has agreed to waive the G Class’s management fee in its entirety. The advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$15	$48	$85	$192
G Class	$0	$0	$0	$0
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period from February 24, 2021, the fund’s inception, to the fiscal year ended August 31, 2021, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies
The fund’s investment process uses an analytical framework, which includes an assessment of securities’ expected income and capital appreciation, to seek securities with high expected returns. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country, and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group, while considering valuation metrics such as yield, duration, and option adjusted spreads. Finally, the portfolio managers adjust the portfolio to arrive at position weightings for each component group with the goal of building a portfolio with enhanced expected return.
Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal fixed income securities with interest payments exempt from federal income tax. A municipal fixed income security is a debt obligation issued by or on behalf of a state, its political subdivisions, agencies or instrumentalities, the District of Columbia or a U.S. territory or possession. Municipal securities include revenue bonds, general obligation bonds, municipal lease obligations, and industrial development bonds. The fund may use derivatives, such as futures contracts or swap agreements, to gain or limit exposures. The fund may purchase or sell when-issued, forward-settling, delayed delivery or forward commitment basis.
The fund will invest primarily in investment grade securities as rated by an independent rating agency or determined by the advisor to be of comparable credit quality if a rating is unavailable.
The fund may also engage in securities lending. Collateral received by the fund in connection with loaning its securities may consist of cash and U.S. government securities. Cash collateral may be invested in eligible securities, such as a government money market fund.
The portfolio managers continually analyze market and financial data to make buy, sell, and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, and enhance fund performance.
Principal Risks
•Interest Rate Risk - Investments in debt securities are also sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund is more susceptible to interest rate changes than funds that have shorter-weighted average maturities, such as money market and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
•Credit Risk - The inability or perceived inability of a security’s issuer to make interest and principal payments may cause the value of the security to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.
•Municipal Securities Risk - Because the fund invests principally in municipal securities, it will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. The fund may have a higher level of risk than funds that invest in a larger universe of securities. Additionally, the novel coronavirus (COVID -19) pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
•Investment Process Risk - Securities selected by the portfolio managers may perform differently than expected due to the portfolio managers’ judgments regarding the factors used, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the investment process (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the investment process will result in effective investment decisions for the fund.
•Tax Risk - Some or all of the fund’s income may be subject to the federal alternative minimum tax. There is no guarantee that all of the fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. The fund may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the fund’s value.
•Liquidity Risk - During periods of market turbulence or unusually low trading activity, to meet redemptions, it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
•Market Risk - The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

•Public Health Emergency Risk - A pandemic, caused by the infectious respiratory illness COVID-19, is causing market disruption and other economic impacts. Markets have experienced volatility, reduced liquidity, and increased trading costs. These events may continue to impact the fund and its underlying investments.
•Derivative Risk - The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk. In addition, derivatives can create economic leverage in the fund’s portfolio, which may result in significant volatility and cause the fund to participate in losses (as well as gains) in an amount that exceeds the fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency. Swap agreements subject a fund to counterparty risk. Interest rate swaps could result in losses if the fund does not correctly anticipate interest rate changes. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based.
•Securities Lending Risk - Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•Redemption Risk - The fund may need to sell securities at times it would not otherwise do so to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Principal Loss Risk - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year. For current performance information, please visit avantisinvestors.com.
Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Eduardo Repetto, Chief Investment Officer of Avantis Investors, has been a member of the team that manages the fund since 2020.
Hozef Arif, Senior Portfolio Manager, has been a member of the team that manages the fund since 2020.
Mitchell Handa, Senior Portfolio Manager, has been a member of the team that manages the fund since 2020.
Daniel Ong, Senior Portfolio Manager, has been a member of the team that manages the fund since 2020.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
The minimum initial investment amount for the Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
Generally, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
G Class shares are available for purchase only by funds advised by American Century Investments and other American Century advisory clients that are subject to a contractual fee for investment management services. G Class shares do not have a minimum purchase amount.

Tax Information
The fund intends to distribute income that is exempt from regular federal income tax, however, fund distributions may be subject to capital gains tax. A portion of the fund’s distributions may be subject to federal income tax or to the federal alternative minimum tax.
If you hold your fund shares through a tax-deferred investment plan, such as a 401(k) plan or an IRA, any distributions received from the fund may be taxable as ordinary income upon withdrawal from the tax-deferred plan, regardless of whether the distributions were tax-exempt when earned.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services in the Institutional Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-SUM-96430 2201